SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2002

THE ARISTOTLE CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE                                        0-14669                                       06-116854

(State or other                     (Commission File Number)                    (IRS Employer

jurisdiction of incorporation)                                                               Identification No.)

         96 Cummings Point Road, Stamford, CT                                           06902

          (Address of principal executive offices)                                          (Zip Code)

Registrant's telephone number, including area code:                   (203) 324-5466

27 Elm Street, New Haven, CT 06510

(Former name or former address, if changed since last report)

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Item 4. Change in Registrant's Certifying Accountant.

On August 8, 2002, The Aristotle Corporation (the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as its independent auditors. The report of Arthur Andersen on the Company's financial statements for the fiscal year ended June 30, 2001 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal year ended June 30, 2001 and during the subsequent period through August 8, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. During the fiscal year ended June 30, 2001, and during the subsequent period through August 8, 2002, there were no reportable events (as defined in Item 304 (a) (1) (v) of Regulation S-K).

The Company requested that Arthur Andersen review the disclosures it is making herein prior to the filing of this Current Report on Form 8-K with the Securities and Exchange Commission (the "SEC") and Arthur Andersen declined to review such disclosures. As a result, the Company, in accordance with Item 304T of Regulation S-K, is not filing as an Exhibit hereto a letter addressed to the SEC from Arthur Andersen which would otherwise be required by Item 304(a)(3) of Regulation S-K.

Simultaneously with the dismissal of Arthur Andersen, the Company engaged KPMG LLP ("KPMG") to act as its independent auditors. This action follows upon the merger of the Company and Nasco International, Inc. ("Nasco") on June 17, 2002. Nasco's historical auditors have been KPMG. During the fiscal year ended June 30, 2001 and during the subsequent period through August 8, 2002, the Company has not consulted with KPMG regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304 (a) (1) (v) of Regulation S-K).

The Company's Board of Directors (the "Board") authorized management to dismiss Arthur Andersen and to engage KPMG as the Company's independent auditors on the date deemed appropriate by Company management. The Company's management dismissed Arthur Andersen and engaged KPMG on August 8, 2002.

Item 7. Financial Statements and Exhibits.

    Not applicable

    Not applicable

    Not applicable

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 THE ARISTOTLE CORPORATION

                                                                                    (Registrant)

Date: August 8, 2002                              By: /s/ John J. Crawford

                                                                   Name: John J. Crawford

                                                                   Title: Chairman and

                                                                            Chief Executive Office

                                                                            (Principal Executive Officer)

                                                                   By: /s/ Paul M. McDonald

                                                                   Name: Paul M. McDonald

                                                                   Title: Chief Financial Officer

                                                                            (Principal Financial and Accounting Officer)